United States
Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSRS
Certified Shareholder Report of Registered Management
Investment Companies

Investment Company Act file number: 811-05807

Eagle Capital Growth Fund, Inc.
(Exact name of registrant as specified in charter)

225 East Mason Street, Suite 802, Milwaukee, WI 53202
(Address of principal executive offices) (zip code)

Luke E. Sims, President and Chief Executive Officer
Eagle Capital Growth Fund, Inc.
225 East Mason Street, Suite 802
Milwaukee, WI 53202
(Name and address of agent for service)

Registrant’s telephone number, including area code: (414) 765-1107

Date of fiscal year end: December 31

Date of reporting period: June 30, 2021

ITEM 1.	REPORT TO STOCKHOLDERS

Eagle Capital Growth Fund, Inc.
 Semiannual Report

June 30, 2021

Top Ten Holdings (as of June 30, 2021)

Company	Market Value	Percentage of Portfolio

Berkshire Hathaway Inc. B	$7,781,760	17.4%

White Mountains Insurance Group, Ltd.	$2,410,863	5.4%

Diamond Hill Investment Group	$2,293,987	5.1%

Franklin Resources, Inc.	$2,223,305	5.0%

Waters Corp.	$2,073,660	4.6%

Starbucks Corp.	$2,012,580	4.5%

Colgate-Palmolive Company	$1,708,350	3.8%

Illinois Tool Works Inc.	$1,564,920	3.5%

Markel Corp.	$1,542,723	3.4%

PepsiCo, Inc.	$1,481,700	3.3%

Fellow Shareholders:

Well, the first half of 2021 was much more enjoyable than the first half of 2020.  The enthusiasm and optimism of Fall 2020 continued into 2021, yielding nice gains for the Fund and the overall market.  Our Fund’s net asset value rose 15.9% while the S&P 500 total return index rose 15.0%.

We are thrilled at the current position of the economy and the market, especially relative to a year ago.  Last year, there remained a lot of uncertainty about the severity of COVID on the population and the implications for the economy: isolating people to contain the virus had a chilling effect on the economy while rising infections did the same.

The tide finally turned with the availability of the vaccines.   Resilient as ever, the US economy roared back.  The economy went from its deathbed to best of health in twelve months, a remarkable feat.  With the economy and stock market on solid ground, we all deserve a sigh of relief.

The rapid uptick in the economy, and with it the overall stock market, is showing some symptoms of market euphoria.  We can point to the high levels of margin debt, the enthusiasm for special purpose acquisition companies (SPACs), and the popularity of “meme” stocks as warning signs.  Moreover, the inevitability of electric and autonomous vehicles has spawned many new companies (a lot of them going public through SPAC mergers) in various aspects of that emerging industry.   “Meme” stocks (such as GameStop, AMC and others) are an interesting phenomenon whereby a group of investors align themselves on internet forums with certain companies and seek to drive the share price up by coordinated buying.   We live in exciting times, although we’re happy to watch these developments from the sidelines.   Ultimately earnings and cash flow drive stock prices, and that concept is first and foremost in our thinking.   We expect one or more market shakeouts at some point, and these disruptions should provide our Fund with solid long-term investment opportunities.   We can’t predict the timetable, but we know how the story ends.

There were few Fund transactions in the first half of 2021.  We lightened up at the margins on Franklin Resources and Berkshire Hathaway as their share prices rose.  A small position in MediaAlpha was sold as the share price jumped 40% from our December 2020 purchase price.  There were few opportunities to buy high-quality companies at attractive prices.  So, our ability to reinvest proceeds was limited.

As a closed-end fund, our Fund has a market price which differs from its net asset value (NAV).  The net asset value acts as a guide for the market transactions which take place.  The discount to NAV widened in late 2020 and persisted into 2021.  The Fund repurchased shares on the open market.  The Fund discount has narrowed over that time, reducing the appeal of repurchases.

The Fund welcomed Jason Allen as a new Director in mid-April of this year.    Jason is a talented corporate lawyer and investor, and we are confident that he will be a valuable asset to the Fund and the Board for many years to come.

As always, we love hearing from our shareholders, although the ground rules remain the same.   We’re happy to talk about all publicly-available information, but decline to talk about possible Fund portfolio purchases or sales.

Luke E. Sims	David C. Sims, CFA
Email: luke@simscapital.com	Email: dave@simscapital.com
Phone: 414/530-5680	Phone: 414/765-1107

July 20, 2021

Eagle Capital Growth Fund, Inc.
Statement of Assets, Liabilities and Shareholders’ Equity
As of June 30, 2021 (unaudited)

Assets

Common stock, at market value (cost $18,690,252)	$38,615,805
Money market funds	6,192,003
Short-term interest receivable	50
Dividends receivable	60,845
Prepaid fees	15,258
		$44,883,961
Liabilities

Investment advisor fee payable	$31,406
		$31,406

Total net assets		$44,852,555

Shareholders’ Equity

Common stock- $0.001 par value per share; 50,000,000 shares authorized, 4,059,217 shares outstanding	$4,059
Paid-in capital	24,313,619
Undistributed net investment income	21,961
Undistributed capital gains	587,363
Unrealized appreciation on investments	19,925,553

Shareholders’ equity		$44,852,555

Net asset value per share		$11.05

See Notes to Financial Statements.

Eagle Capital Growth Fund, Inc.
Statement of Operations
For the Six Months Ended June 30, 2021 (unaudited)

Investment Income

Dividends	$264,758
Interest	242
Total investment income		$265,000

Expenses

Advisory fees	$157,620
Legal fees	4,446
Insurance	7,571
Transfer agent	23,390
Directors’ fees and expenses	35,250
Custodian fees	4,431
Listing fee	8,939
Other fees and expenses	10,183
Total expenses		$251,830

Net investment income			$13,170

Realized Gain and Unrealized Appreciation on Investments

Realized gain on investments:
Proceeds from sale of investment securities	$3,150,546
Less: cost of investment securities sold	2,563,183
Net realized gain on investments		$587,363

Unrealized appreciation on investments:
Unrealized appreciation at end of period	$19,925,553
Less: unrealized appreciation at beginning of period	14,381,254
Net change in unrealized appreciation on investments		$5,544,299
Net realized gain and unrealized appreciation on investments			$6,131,662

Net increase from operations			$6,144,832

See Notes to Financial Statements.

Eagle Capital Growth Fund, Inc.
Statements of Changes in Net Assets

	Year Ended December 31, 2020	Six Months Ended June 30, 2021 (unaudited)
From Operations:

Net investment income	$200,801	$13,170
Net realized gain on investments	1,978,582	587,363
Net change in unrealized appreciation on investments	1,373,106	5,544,299

Net increase from operations	$3,552,489	$6,144,832

Distributions to Shareholders from:

Net investment income	(262,295)	-
Net realized gain from investment transactions	(1,978,582)	-

Total distributions	$(2,240,877)	-

From Capital Stock Transactions:

Reinvested capital from distribution of shares	$-	-

Total Net Assets:

Beginning of year	$37,530,271	$38,841,883
End of period (including undistributed net investment income of $8,791 and $21,961)	$38,841,883	$44,852,555

Shares:

Shares at beginning of year	4,074,321	4,074,321
Shares issued to shareholder from the distribution	-	-
Shares repurchased	-	(15,104)

Shares at end of period	4,074,321	4,059,217

See Notes to Financial Statements.

Eagle Capital Growth Fund, Inc.
Financial Highlights

For the periods ended December 31:	2016	2017	2018	2019	2020	2021 (six months) (unaudited)
Net asset value at beginning of year	$8.52	$8.26	$9.14	$8.15	$9.21	$9.53

Net investment income	$0.01	-	$0.10	$0.09	$0.05	-
Net realized gain and unrealized appreciation (loss) on investments	$0.99	$1.44	$(0.52)	$1.61	$0.82	$1.51
Accretive benefit from share repurchases	-	-	-	-	-	$0.01

Total from investment operations	$1.00	$1.44	$(0.42)	$1.70	$0.87	$1.52

Distribution from:
Net investment income	$(0.01)	-	$(0.09)	$(0.07)	$(0.06)	-
Realized gains	$(1.18)	$(0.51)	$(0.44)	$(0.49)	$(0.49)	-
Total distributions	$(1.19)	$(0.51)	$(0.53)	$(0.56)	$(0.55)	-
Dilution from share issuance	$(0.07)	$(0.05)	$(0.04)	$(0.08)	-	-

Net asset value at end of period	$8.26	$9.14	$8.15	$9.21	$9.53	$11.05

Per share market price, end of period last traded price	$7.35	$7.94	$7.30	$8.02	$7.98	$9.15

Total Investment Return:

Average annual return, based on market value:
1 Year	12.06%	15.02%	(1.44%)	18.13%	6.36%	47.04%
5 Year	9.89%	11.58%	5.62%	6.97%	9.80%	12.35%
10 Year	7.08%	7.39%	11.84%	10.88%	10.73%	9.10%

Average annual return, based on net asset value:
1 Year	12.19%	17.82%	(4.41%)	21.35%	10.75%	42.49%
5 Year	12.11%	13.19%	6.70%	9.20%	11.17%	13.26%
10 Year	6.44%	8.45%	11.55%	11.29%	10.87%	9.79%

Net assets, end of year (000s omitted)	$29,641	$34,064	$31,712	$37,530	$38,842	$44,852

Ratios to average net assets (A):
Expenses to average net assets	1.41%	1.36%	1.34%	1.29%	1.30%	1.28%
Net investment income to average net assets	0.17%	0.00%	1.10%	0.95%	0.57%	0.07%

Portfolio turnover (annualized)	59%	50%	42%	26%	20%	4%
Average commission paid per share	$0.01	$0.04	$0.05	$0.05	$0.04	$0.01

(A)  Expense ratio does not reflect fees and expenses incurred by the Fund as a result of its investments in shares of investment companies. If fees for Fund investments in investment companies were included in the expense ratio, the net impact would be an increase of approximately 0.21% for the year ended December 31, 2016. For the years ended December 31, 2017, 2018, 2019, and 2020, and for the six-month period ended June 30, 2021, there would have been no increase in the expense ratio.

See Notes to Financial Statements.

Eagle Capital Growth Fund, Inc.
Portfolio of Investments (as of June 30, 2021) (unaudited)

Common Stock (86.2% of total investments)			LEVEL ONE	Percent of Total
Industry	Shares	Cost	Market Value	Investments
Advertising
Alphabet, Inc. A*	500	$583,844	$1,220,895
			$1,220,895	2.7%
Bank
Wells Fargo & Co.	10,000	403,661	$452,900
			$452,900	1.0%
Brokerage
Charles Schwab	20,000	674,572	$1,456,200
			$1,456,200	3.2%
Consumer
Colgate-Palmolive Company	21,000	626,458	$1,708,350
Kimberly-Clark Corp.	3,500	352,236	468,230
Procter & Gamble Company	2,000	145,879	269,860
			$2,446,440	5.5%
Credit Card
Mastercard Inc	1,000	219,636	$365,090
Visa Inc.	1,500	225,957	350,730
			$715,820	1.6%
Data Processing
Automatic Data Processing, Inc.	6,000	169,333	$1,191,720
Paychex, Inc.	13,000	316,616	1,394,900
			$2,586,620	5.8%
Drug/Medical Device
Johnson & Johnson	4,000	45,500	$658,960
Stryker Corp.	4,500	19,055	1,168,785
			$1,827,745	4.1%
Food
Kraft Heinz Company	29,000	772,000	$1,182,620
PepsiCo, Inc.	10,000	168,296	1,481,700
			$2,664,320	5.9%
Industrial
Illinois Tool Works Inc.	7,000	295,051	$1,564,920
Waters Corp.*	6,000	302,341	2,073,660
			$3,638,580	8.1%
Insurance
Berkshire Hathaway Inc. B*	28,000	4,626,534	$7,781,760
Markel Corp.*	1,300	831,360	1,542,723
White Mountains Insurance Group, Ltd.	2,100	1,785,903	2,410,863
			$11,735,346	26.2%
Mutual Fund Managers
Diamond Hill Investment Group	13,711	2,097,120	$2,293,987
Franklin Resources, Inc.	69,500	1,908,256	2,223,305
T. Rowe Price Group Inc.	7,000	487,146	1,385,790
			$5,903,082	13.2%
Restaurant
Starbucks Corp.	18,000	940,052	$2,012,580
			$2,012,580	4.5%
Retail
AutoZone Inc.*	600	319,026	$895,332
eBay Inc.	3,000	68,886	210,630
O’Reilly Automotive Inc.*	1,500	305,534	849,315
			$1,955,277	4.4%

Total common stock investments			$38,615,805
Money Market Funds (13.8% of total investments)
Morgan Stanley Inst. Liquidity Fund, Treasury, 0.01%			$6,192,003
			$6,192,003	13.8%

Total investments			$44,807,808
All other assets			76,153
Accrued investment advisory fees			(31,406)
Total net assets			$44,852,555

*Non-dividend paying security

See Notes to Financial Statements.

Notes to Financial Statements

(1)	Organization.

Eagle Capital Growth Fund, Inc., a Maryland corporation (“Fund”), is a diversified closed-end investment company subject to the Investment Company Act of 1940.

(2)	Significant Accounting Policies.

The Fund follows the accounting and reporting requirements of investment companies under ASC 946 (ASC 946-10-50-1).

Dividends and distributions—Dividends and distributions paid to the Fund from portfolio investments are recorded on the ex-dividend date.

Investments— Investments in equity securities are valued at the closing market price as of the close of regular trading on the applicable valuation date.  If no such closing market price is available on the valuation date, the Fund uses the then most recent closing market price.

In the unlikely event that there is no current or recent closing market price for a portfolio security (whether equity or debt) traded in the over-the-counter market, then the Fund uses the most recent closing bid price.  If there is no closing bid price for a portfolio security for a period of ten (10) consecutive trading days, then the Fund’s Audit Committee or other appropriate committee shall determine the value of such illiquid security.  From inception to June 30, 2021, the Fund has not held a security which required an illiquid pricing valuation.

Investment security purchases and sales are accounted for on a trade date basis.  Interest income is accrued on a daily basis while dividends are included in income on the ex-dividend date.

Use of estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Federal income taxes—The Fund intends to comply with the general qualification requirements of the Internal Revenue Code applicable to regulated investment companies such as the Fund.  The Fund plans to distribute annually at least 90% of its taxable income, including net long-term capital gains, to its shareholders.  In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare as dividends in each calendar year an amount equal to at least 98% of its net investment income and 98% of its net realized capital gains (including undistributed amounts from previous years).

The following information is based upon the Federal income tax basis of equity portfolio investments as of June 30, 2021:

Gross unrealized appreciation	$19,998,117
Gross unrealized depreciation	(72,564)
Net unrealized appreciation	$19,925,553

Federal income tax basis	$18,690,252

Expenses—The Fund’s service providers bear all of their expenses in connection with the performance of their services.  The Fund bears all of its expenses incurred in connection with its operations including, but not limited to, investment advisory fees (as discussed in Note 3), legal and audit fees, taxes, insurance, shareholder reporting and other related costs.  As noted in Note 3, the Fund’s investment advisor, as part of its responsibilities under the Investment Advisory Agreement, is required to provide certain internal administrative services to the Fund at such investment advisor’s expense.  The Investment Advisory Agreement provides that the Fund may not incur annual aggregate expenses in excess of two percent (2%) of the first $10 million of the Fund’s average net assets, one and a half percent (1.5%) of the next $20 million of the average net assets, and one percent (1%) of the remaining average net assets for any fiscal year.  Any excess expenses are the responsibility of the investment advisor.

Repurchases—The Fund repurchases shares with the purpose of reducing total shares outstanding.  The price paid for the repurchased shares is recorded to reduce common stock and paid-in capital.

Fair Value Accounting—Accounting standards require certain assets and liabilities be reported at fair value in the financial statements and provides a framework for establishing that fair value. The framework for determining fair value is based on a hierarchy that prioritizes the inputs and valuation techniques used to measure fair value.

In general, fair values determined by Level 1 inputs use quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.  All of the Fund’s investments are classified as Level 1.

Fair values determined by Level 2 inputs use other inputs that are observable, either directly or indirectly. These Level 2 inputs include quoted prices for similar assets and liabilities in active markets, and other inputs such as interest rates and yield curves that are observable at commonly quoted intervals.

Level 3 inputs are unobservable inputs, including inputs that are available in situations where there is little, if any, market activity for the related asset. These Level 3 fair value measurements are based primarily on management’s own estimates using pricing models, discounted cash flow methodologies, or similar techniques taking into account the characteristics of the asset.

The Fund’s financial statements, other than investments, consist of receivables and payables due in the near term.  Fair value of those instruments approximates historical cost.

Certain impacts from the COVID-19 outbreak may have a significant negative impact on the Fund’s operations and performance. These circumstances may continue for an extended period of time and may have an adverse impact on economic and market conditions. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual companies, are not known. The extent of the impact to the financial performance and the operations of the Fund will depend on future developments, which are highly uncertain and cannot be predicted.

(3)	Certain Service Providers Arrangements

Investment advisor—For its services under the Investment Advisory agreement, the investment advisor receives a monthly fee calculated at an annual rate of three-quarters of one percent (0.75%) of the weekly net asset value of the Fund, as long as the weekly net asset value is at least $3.8 million.  The investment advisor is not entitled to any compensation for any week in which the average weekly net asset value falls below $3.8 million.  Pursuant to the Investment Advisory Agreement, the investment advisor is required to provide certain internal administrative services to the Fund at the investment advisor’s expense.

Effective June 1, 2007, following shareholder approval of the Investment Advisory Agreement, Sims Capital Management LLC (“SCM”) began serving as the Fund’s investment advisor.  Pursuant to the Investment Advisory Agreement, SCM is responsible for the management of the Fund’s portfolio, subject to oversight by the Fund’s Board of Directors.  Luke E. Sims, a Director, President and Chief Executive Officer of the Fund and owner of more than five percent of the Fund’s outstanding shares, owns 50% of SCM.   David C. Sims, the Chief Financial Officer, Chief Compliance Officer, Secretary, Treasurer, and Director of the Fund and the son of Luke E. Sims, owns the remaining 50% of SCM.

Custodian—US Bancorp serves as the Fund’s custodian pursuant to a custodian agreement. As the Fund’s custodian, US Bancorp receives fees and compensation of expenses for services provided including, but not limited to, an annual account charge and security transaction fees.

Transfer Agent— American Stock Transfer & Trust Company (“AST”) serves as the Fund’s transfer agent and dividend disbursing agent.   AST receives fees for services provided including, but not limited to, account maintenance fees, activity and transaction processing fees and reimbursement for its out-of-pocket expenses.   AST also acts as the agent under the Fund’s Dividend Reinvestment and Cash Purchase Plan (“DRIP”).

(4)	Dividend Reinvestment and Cash Purchase Plan.

The Fund has a Dividend Reinvestment and Cash Purchase Plan which allows shareholders to reinvest cash dividends and make cash contributions.  Pursuant to the terms of the DRIP, cash dividends may be used by the DRIP agent to either purchase shares from the Fund or in the open market, depending on the most favorable pricing available to DRIP participants.  Voluntary cash contributions from DRIP participants are used to purchase Fund shares in the open market.  A complete copy of the DRIP is available on the Fund’s website (www.eaglecapitalgrowthfund.com) or from AST, the DRIP agent.

(5)	Fund Investment Transactions

Purchases and sales of portfolio securities, other than short-term securities, for the six-month period ended June 30, 2021 were $699,378 and $3,150,546, respectively.

(6)	Financial Highlights.

The Financial Highlights present a per share analysis of how the Fund’s net asset value has changed during the periods presented.  Additional quantitative measures expressed in ratio form analyze important relationships between certain items presented in the financial statements.  The total investment return based on market value assumes that shareholders bought into the Fund at the bid price and sold out of the Fund at the bid price.  In reality, shareholders buy into the Fund at the asked price and sell out of the Fund at the bid price.  Therefore, actual returns may differ from the amounts shown.

2021 Annual Shareholder Meeting

The Fund’s 2021 annual meeting of shareholders (“Annual Meeting”) was held on April 15, 2021, for the following purposes:

1.	To elect two (2) Directors to the Board.

2.	To ratify the selection of Plante & Moran, PLLC as the independent registered public accountants of the Fund for the calendar year ending December 31, 2021.

The following directors were elected under Proposal 1: Carl A. Holth and David C. Sims.  Under Proposal 2, shareholders ratified the selection of Plante & Moran, PLLC as the Fund’s independent registered public accountants for the 2021 calendar year.

Tabulation Report

Proposal 1 – Election of Directors

	For	Withheld
Carl A. Holth	2,174,123	263,537
David C. Sims	2,222,475	215,184

Proposal 2 –  Selection of Plante & Moran, PLLC

For	Against	Abstain	Withheld
2,408,538	8,570	20,550	0

Total shares issued and outstanding on record date: 4,074,321

Compensation.

The following tables identify the aggregate compensation paid to all directors and nominees in 2021.  Directors’ fees are only payable to directors who are not officers of the Fund or affiliated with the Advisor.  For 2021, Fund directors who are entitled to receive directors’ fees received an annual retainer of $11,000, paid quarterly, together with $1,000, paid quarterly, for service on the Audit Committee.  The Audit Committee Chairman received an additional $500 annual retainer, paid quarterly.

Luke E. Sims and David C. Sims, who are deemed to be Interested Persons of the Fund, are not entitled to receive directors’ fees from the Fund.

No Fund officer receives compensation in his capacity as an officer of the Fund.  Fund officers are: Luke E. Sims, President and Chief Executive Officer; and David C. Sims, Chief Financial Officer, Chief Compliance Officer, Treasurer, Secretary and Director.  Robert M. Bilkie, Jr. is the Fund’s Chairman, which is not an executive officer position.

Sims Capital Management LLC (“SCM”), the investment advisor for the Fund, was paid $157,620 by the Fund in the six months ended June 30, 2021.  SCM is 50% owned by Luke E. Sims, the President, CEO and a Director of the Fund, as well as an owner of more than five percent of the Fund’s outstanding shares.  David C. Sims, the Fund’s Vice-President, Chief Financial Officer, Chief Compliance Officer, Treasurer, Secretary and Director, owns the remaining 50% of SCM.

The Fund is not part of a mutual fund complex.

Directors who are “interested persons” of the Fund:

Name, Position	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued as part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from Fund and Complex paid to Directors

David C. Sims, VP, CFO, CCO, Treasurer, Secretary, and Director	None	None	None	None

Luke E. Sims, Director, President, CEO	None	None	None	None

Directors who are not Interested Persons of the Fund:

Name, Position	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued as part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from Fund and Complex paid to Directors

Jason W. Allen, Director	$2,292	None	None	$2,292

Robert M. Bilkie, Jr., Director	$5,500	None	None	$5,500

Phillip J. Hanrahan, Director	$6,000	None	None	$6,000

Carl A. Holth, Director	$6,000	None	None	$6,000

Donald G. Tyler, Director	$6,000	None	None	$6,000

Neal F. Zalenko, Director	$6,250	None	None	$6,250

Board of Directors

Jason W. Allen Director Milwaukee, WI	Robert M. Bilkie, Jr. Chairman of the Board Northville, MI	Phillip J. Hanrahan Director Whitefish Bay, WI

Carl A. Holth Director Dearborn, MI	Luke E. Sims President & CEO Milwaukee, WI	David C. Sims VP, Treasurer, CFO, CCO Secretary & Director Milwaukee, WI

Donald G. Tyler Director Shorewood, WI	Neal F. Zalenko Director Birmingham, MI

Shareholder Information

Trading.   Fund shares trade under the symbol GRF on the NYSE American exchange.  The Fund has opted into the Maryland Control Share Acquisition Act.

Fund Stock Repurchases.   The Fund is authorized to repurchase its shares in the open market, in private transactions or otherwise, at a price or prices reasonably related to the prevailing market price.  The Fund’s repurchase authorization has 84,896 shares remaining.

Dividend Reinvestment and Cash Purchase Plan.   By participating in the Fund’s Dividend Reinvestment and Cash Purchase Plan (“Plan”), you can automatically reinvest your cash dividends in additional Fund shares without paying brokerage commissions.   A copy of the plan is included earlier in the Annual Report.

Alternatively, you can secure a copy of the Plan from the Fund’s website (www.eaglecapitalgrowthfund.com) or by contacting American Stock Transfer & Trust Company LLC, 6201 15th Avenue, Brooklyn, NY 11219, telephone number (877) 739-9994.

Dividend Checks/Stock Certificates/Address Changes/Etc.   If you have a question about lost or misplaced dividend checks or stock certificates, have an address change to report, or have a comparable shareholder issue or question, please contact the Fund’s transfer agent, American Stock Transfer & Trust Company LLC, 6201 15th Avenue, Brooklyn, NY 11219, telephone number (877) 739-9994.

Proxy Voting.   The Fund typically votes by proxy the shares of portfolio companies.   If you’d like information about the policies and procedures that the Fund follows in voting, or how the Fund has voted on a particular issue or matter during the most recent 12-month period ended June 30, you can get that information (Form N-PX) from the SEC’s website (www.sec.gov) or the Fund’s website (www.eaglecapitalgrowthfund.com), or by calling the Fund at (414) 765-1107 (collect) or by sending an e-mail request (to dave@simscapital.com).

Fund Privacy Policy/Customer Privacy Notice (dated January 1, 2021).   We collect nonpublic personal information about you from the following sources:  (i) information we receive from you on applications or other forms and (ii) information about your transactions with us or others.   We do not disclose any nonpublic personal information about you to anyone, except as permitted by law, and as follows.   We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements.   If you decide to close your account(s) or no longer be a shareholder of record, we will adhere to the privacy policies and practices as described in this notice.   We restrict access to your personal and account information to those employees who need to know that information to provide services to you.  We maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information.  In this notice, the term “we” refers to the Fund, Eagle Capital Growth Fund, Inc.

Additional Information.   The Fund files a complete schedule of its portfolio holdings monthly with the Securities and Exchange Commission (SEC) on Form N-PORT, with the first and third calendar quarter available to the investing public generally.   You can obtain copies of these public filings, and other information about the Fund, from the SEC’s website (www.sec.gov), from the Fund’s website (www.eaglecapitalgrowthfund.com), or by calling the Fund at (414) 765-1107.   The Fund’s public forms can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and you can obtain information about the operation of the SEC’s Public Reference Room by calling the SEC at (800) 732-0330.

Approval of Renewal of Investment Advisory Agreement.  At its December 7, 2020 Board meeting, the Board of Directors approved the renewal of the Fund’s Investment Advisory Agreement with SCM (with Directors Luke E. Sims and David C. Sims abstaining).  The Board previously received various information with respect to the proposed continuation of the investment advisory agreement with the Advisor, including a handout in the Board “book” materials which identified certain key issues for the Board to consider in evaluating Sims Capital Management LLC (“SCM”) as its Advisor.  The Board reviewed these various factors in considering whether to retain the SCM as its investment advisor including, among other things, the nature, extent and quality of services provided by SCM, the cost of services provided by SCM (and benefits to be realized by SCM as a result of its relationship to the Fund), the economies of scale that may be realized as the Fund grows, whether the fee level reflects the economies of scale for the benefit of Fund investors, SCM’s investment philosophy, the Fund’s portfolio turnover, best execution and trading costs, personnel considerations, resources available to SCM, SCM’s ability to satisfy compliance obligations and other relevant factors.  The Board regularly considers the various factors that are involved in such a decision.  Overall, the Board understands and is satisfied with the investment philosophy and investment performance of the Advisor.   Given the relatively small size of the Fund vis-à-vis other closed-end and other mutual funds, the Advisor’s annual fee at 0.075% (75 basis points) of assets under management (AUM) is reasonable (and at the low end of the range for other investment advisors of actively-managed equity funds).   There are few economies of scale to be realized by the Fund (as a closed-end fund), primarily because the Fund is required to make distributions to its shareholders of its net investment income and realized capital gains.   Pursuant to this requirement, the Fund declared and paid out $2.2 Million to its shareholders at the end of December 2020, thereby reducing AUM from slightly over $40 Million to approximately $38 Million.  The Fund’s compliance with law and reporting with respect to the Securities and Exchange Commission and other governmental authorities is fine.   The Fund’s execution of transactions (including cost) and portfolio turnover are excellent, and clearly consistent with industry practice.   As a general rule, the Board is satisfied with the Advisor’s personnel, including professional competence, conscientiousness, independence and overall communications.

Electronic Distribution of Shareholder Reports and Other Communications.   If you’d like to receive copies of the Fund’s annual report, semiannual report, proxy statement, press releases and other comparable communications electronically, please provide your e-mail address to dave@simscapital.com.  By providing your e-mail address to the Fund, you are consenting to the Fund sending the identified materials to you by e-mail.

General Inquiries.   If you have a question or comment on any matter not addressed above, please contact the Fund at: Eagle Capital Growth Fund, Inc., 225 East Mason Street, Suite 802, Milwaukee, WI 53202-3657, telephone number (414) 765-1107, or the Fund’s investment advisor, Sims Capital Management LLC (dave@simscapital.com).

ITEM 2.	CODE OF ETHICS

The Fund has adopted a Code of Ethics that applies to the Fund’s principal executive officer, principal financial officer, and others performing similar duties. A copy of the Code of Ethics is not required for the semi-annual report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not required for the semi-annual report.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not required for the semi-annual report.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not required for the semi-annual report.

ITEM 6.	INVESTMENTS

The Fund’s investments are included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENT COMPANIES

Not required for the semi-annual report.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)	Not required for the semi-annual report.

(b)	There have been no changes to the Fund’s Portfolio Managers.

ITEM 9.	PURCHASE OF EQUITY SECURITIES BY CLOSED END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The Fund’s principal executive office and principal financial officer have evaluated the Fund’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act) within 90 days of this filing and have concluded, based on such evaluation, that the Fund’s disclosure controls and procedures were effective in ensuring that information required to be disclosed by the Fund in this Form N-CSRS was recorded, organized, and reported within the time period specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes to the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the Fund’s second fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Fund neither lent any securities this year nor received any income related to securities lending.

ITEM 13.	EXHIBITS.

(A)(1) Not applicable.

(A)(2)(i) Certification of principal executive officer as required by Rule 30a-2(a) under the Act, — attached hereto as Exhibit 99.1.

(A)(2)(ii) Certification of principal financial officer as required by Rule 30a-2(a) under the Act, — attached hereto as Exhibit 99.2.

(A)(2)(iii) Results of shareholder meeting--- attached hereto as Exhibit 99.77C.

(A)(2)(iv) Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley act of 2002, — attached hereto as Exhibit 99.906 CERT.